COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2020
Intec Pharma Ltd. [Member]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Joint venture and exclusive license agreement

In June 2000, the Company engaged in a joint venture and exclusive license agreement with Yissum Research and Development Company, owned by the Hebrew University of Jerusalem (“Yissum”). Under the license agreement, the Company has been granted a perpetual and exclusive license to develop, manufacture and market products globally, which are based directly or indirectly on a patent owned by Yissum and based on the intellectual property that has been created as a result of the research that has been conducted by Yissum and financed by the Company under the license agreement.

The Company is entitled to grant sub-licenses to third parties and said sub-licenses may be perpetual, and any sublicensee thereunder will not be required to assume any undertaking towards Yissum.

Under the license agreement, the Company committed to act for the future development of products that are based on Yissum’s patent and on the initial research activity that was undertaken under the license agreement (the “Products”). Several pending patents have resulted from the development work done by the Company, on its behalf or on behalf of the Company and Yissum jointly. Further, the Company assumed in the license agreement all costs of submitting and managing patent applications, as well as maintaining pending and granted patents.

In accordance with an amendment to the license agreement dated July 13, 2005 (which reduced royalty rates), and in exchange for the license, the Company agreed to pay 3% royalties on its overall net income (as defined in the license agreement) from the sale of the Products, to Yissum from the time of the first commercial sale. Furthermore, the Company agreed to pay 15% royalties on sub-licenses on any payment or benefit whatsoever that the Company may receive from sub-licenses.

As of the date of issuance of these consolidated financial statements, the Company has not yet begun to sell its product candidates and has not yet granted sub-licenses to any party, and, accordingly, no obligation has yet to arise to pay royalties in accordance with the license agreement.

The parties are entitled to cancel the license agreement in the following cases: (a) the appointment of a liquidator or a receiver or the submission of an application for liquidation in relation to the other party, which is not cancelled within 180 days; (b) attachment proceedings, debt collecting agency proceedings and similar proceedings in connection with a significant portion of the other party’s assets; (c) the liquidation or bankruptcy of the other party; or (d) a significant breach that is not cured within 30 days from the time notice is given. If the license agreement is cancelled except in the case of its cancellation as a result of a breach by Yissum, the rights that were granted under the license will return to Yissum.

In accordance with the license agreement, the agreement will remain in force until the later of the expiry of the last patent that partially underlies the Products on a global basis or 15 years from the time of the first commercial sale under the license agreement.

b.	Cooperation agreements

As part of its operations, the Company entered into feasibility agreements with multinational companies for the development of products that combine the Company’s proprietary Accordion Pill platform technology with certain drugs for the treatment of various indications. These agreements sometimes include a mutual possibility of entering into negotiations for the acquisition of a future license for the commercial use of the products that are being developed by the multinational companies under the feasibility agreements. In addition, the multinational companies agreed to reimburse the Company for its expenses, based on milestones that are detailed in the feasibility agreements.

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES (continued):

This funding is recognized in the statements of operations as a deduction from research and development expenses, as they are incurred.

1)	In December 2020, the Company entered into cannabinoid research collaboration agreement with GW Research Limited (“GW”) to explore using the Accordion Pill platform for an undisclosed research program.

2)	In May 2019, the Company entered into a research collaboration agreement with Merck Sharp & Dohme (“Merck”) for the development of a custom-designed Accordion Pill for one of Merck’s proprietary compounds. Under the agreement, the Company’s activities will be funded by Merck subject to the achievement of agreed milestones. In October 2020, the Company entered into a new research collaboration agreement with Merck for another compound.

3)	In January 2018, the Company entered into a feasibility and option agreement with Novartis Pharmaceuticals (“Novartis”) to explore using the Accordion Pill platform for a proprietary Novartis compound. Under the agreement and the research plan, the Company’s activities were to be funded by Novartis subject to the achievement of agreed milestones. In December 2019, the Company received notice from Novartis of the termination of the agreement, since this program no longer meets Novartis’ mid to long-term strategic goals. Novartis agreed to pay to the Company $1.5 million on conclusion of the program. The Company recorded this amount in the statements of operations for the year ended December 31, 2019 as ‘Other income’, which was paid in February 2020.

c.	Grants from the IIA

The Company has received grants from the IIA for research and development funding and therefore is subject to the provisions of the Israeli Law for the Encouragement of Research, Development and Technological Innovation in the Industry and the regulations and guidelines thereunder (the “Innovation Law”, formerly known as the Law for the Encouragement of Research and Development in Industry). Under the Innovation Law, the rate of royalties varies between 3% to 5% computed based on the revenues from the products that their development was also funded by grants from the IIA. Such commitment is up to the amount of grants received (dollar linked), plus interest at annual rate based on LIBOR. Pursuant to the Innovation Law there are restrictions regarding intellectual property and manufacturing outside of Israel, unless approval is received, and additional payments are made to the IIA.

At the time the Company received the grants, successful development of the program was not assured and, accordingly, no liability has been recognized in the financial statements.

In February 2018, the Company received an approval from the IIA to manufacture its AP-CD/LD product outside of Israel. As such, the royalties to the IIA will be paid at an increased rate and up to an increased cap amount of three times the total amount of the IIA grants, plus interest accrued thereon, depending on the manufacturing volume to be performed outside Israel. The Company received from the IIA grants in the total amount of approximately NIS 42.3 million (approximately $11.3 million) for research and development programs in the years 2009 through 2016. The Company did not apply for any grants from the IIA since January 1, 2017.

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES (continued):

d.	Lease Agreements:

1)	The Company is a tenant under a lease agreement in respect of offices and operational spaces in Jerusalem until June 30, 2022. Rent payments are denominated in NIS and linked to the Israeli CPI.

To secure the Company’s obligations to the lease agreement in Jerusalem, the Company has granted a bank guarantee to the lessor, which amounted to approximately $157 thousand and $147 thousand approximately as of December 31, 2020 and 2019, respectively.

2)	The Company has entered into operating lease agreements for vehicles used by its employees. The lease periods are generally for three years and the payments are linked to the Israeli CPI. To secure the terms of the lease agreements, the Company has made certain prepayments to the leasing company, representing approximately three months of lease payments.

Lease expense for the years ended December 31, 2020 and 2019 was comprised of the following:

	Year ended December 31
	2020	2019
	U.S. dollars in thousands
Operating lease expense	$501	$743
Short-term lease expense	15	102
Variable lease expense	-	2
	$516	$847

Supplemental information related to leases are as follows:

	December 31
	2020	2019
	U.S. dollars in thousands
Operating lease right-of-use assets	$817	$1,243
Current Operating lease liabilities	596	544
Non-current operating lease liabilities	$338	$799

Other information:

Operating cash flows from operating leases (cash paid in thousands)	$547	$743
Weighted Average Remaining Lease Term (years)	1.59	2.43
Weighted Average Discount Rate of operating leases	5.40%	5.45%

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES (continued):

Maturities of lease liabilities are as follows:

Year	Amount
U.S. dollars in thousands
2021	625
2022	329
2023	22
Total lease payments	976
Less imputed interest	(42)
Total	934

e.	Establishment of the Commercial Scale Production Capabilities for AP-CD/LD:

1)	LTS Process Development Agreement

In December 2018, the Company entered into a Process Development Agreement for Manufacturing Services with LTS for the manufacture of AP-CD/LD (the “Agreement”). Under the Agreement, the Company will bear the costs incurred by LTS to acquire the production equipment for AP-CD/LD (“Equipment”) which amounted to approximately €6.8 million (approximately $7.8 million), and this amount will later be reimbursed to the Company by LTS in the form of a reduction in the purchase price of the AP-CD/LD product. The Company paid in full all the consideration. The Company has recognized the Equipment as non-current other assets.

In 2019, the Company performed an impairment assessment on certain of its long-lived assets which resulted an impairment charge of the Equipment in the amount of approximately $4.1 million. As of December 31, 2019, the fair value of the Equipment was approximately $3.7 million. As of December 31, 2020, the Company performed an impairment assessment on the Equipment which determined that there is no need to record an additional impairment charge of the Equipment. For more details, see note 6e(2) below.

The Agreement also contains several termination rights, including, among others, in the cases of bankruptcy, breach by either party, change of control of either of the parties, or the sale or licensing by us of the Accordion Pill to a third party, and as of December 31, 2020 and 2019, the Company has a liability in the amount of €2.0 million (as of December 31, 2020 approximately $2.45 million) for LTS’s facility upgrading costs. This liability will be paid to LTS only if the Company decides not to continue with the project or commercialization of AP-CD/LD.

2)	Impairment Assessment

(i)	On July 22, 2019, the Company announced top-line results from its pivotal Phase III clinical for AP-CD/LD for the treatment of advanced Parkinson’s which did not meet its target endpoints. The Company determined that the Phase III clinical trial results constituted a triggering event that required the Company to evaluate its large-scale automated production line for manufacturing Accordion Pills (the “Production Line”) and Equipment net from the liability described in note 6e(1), together “AP-CD/LD Assets, net” for impairment test.

For the year ended December 31, 2019, the Company recorded an impairment charge of approximately $13.7 million of its AP-CD/LD Assets, net which represents excess carrying value compared to the fair value of the AP-CD/LD Assets, net.

NOTE 6 - COMMITMENTS AND CONTINGENT LIABILITIES (continued):

The following table illustrates the effect of the impairment assessment on the AP-CD/LD Assets, net, as of December 31, 2019:

	Cost/ Liability	Impairment Charge	Fair Value
	U.S. dollars in thousands
Production Line	$9,568	$(9,568)	$-
Equipment	7,812	(4,095)	3,717
Liability for LTS’s facility upgrading costs	(2,244)	-	(2,244)
AP-CD/LD Assets, net	$15,136	$(13,663)	$1,473

The fair value was determined using the discounted cash flow method (level 3) which utilized significant estimates and assumptions surrounding the amount and timing of the projected net cash flows, which includes the probability of out-licensing the AP-CD/LD program to a third-party, the probability of obtaining FDA approval, the expected impact of competition, the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, and the tax rate.

(ii)	As of December 31, 2020, the Company performed an additional impairment assessment on its Equipment since the uncertainty that the Company will initiate operation for commercial manufacturing in the foreseeable future. Based on this assessment, as of December 31, 2020, the fair value of the Equipment was higher than its net book value and no impairment was recorded for the year ended December 31, 2020. As of December 31, 2020, the net book value of the Equipment is approximately $3.7 million. The fair value was determined using a combination of market approach and cost approach (level 3). This method utilized significant estimates and assumptions which include adjustments to the historical cost that derived from brokers or manufacturers who are active in the used equipment market and other relevant market data.

While management believes the assumptions used in their impairment assessments are reasonable, any changes in the actual market conditions versus the assumptions used in the models could result in a change in estimated future cash flows, which may result in an additional impairment charge on Equipment in the future.

f.	Lawsuit

In December 2019, two former directors and officers (the “plaintiffs”) filed a statement of claim with the Jerusalem District Labor Court alleging breach of contract related to a purported vesting of certain options issued to the plaintiffs pursuant to the execution of the LTS Agreement and further alleging payments due for unredeemed vacation days.

The plaintiffs sought pecuniary damages of NIS 2.4 million (as of December 31, 2020 approximately $750 thousand) plus interest and linkage to the Israeli CPI.

On February 17, 2021, the Company entered into a settlement agreement (the “Settlement Agreement”) with each of the plaintiffs, pursuant to which the Company agreed to pay to each plaintiff NIS 400 thousand (approximately $125 thousand) in cash (the “Settlement Amount”) in return for the complete settlement of all past and future claims by each plaintiff. The Settlement Amount was recorded under accounts payable and accruals as of December 31, 2020. On February 18, 2021, the Jerusalem District Labor Court agreed to dismiss the case.